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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - May 6, 2004
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              New York               No. 0-11321               11-2580136
      ----------------------       ---------------         ------------------
     (State of Incorporation)      Commission File         (I.R.S. Employer
                                                           Identification No.)


      Six International Drive, Suite 190,
              Rye Brook, New York                           10573
        ---------------------------------                  --------
             (Address of principal                         Zip Code
              executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

   Exhibit No.      Exhibit
   -----------      -------

   99.1 Press Release of Universal American Financial Corp., dated May 6, 2004, reporting Universal's financial results for the quarter ended March 31, 2004.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 6, 2004, Universal American Financial Corp issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNIVERSAL AMERICAN FINANCIAL CORP.


                                     By: /s/ Richard A. Barasch
                                        ----------------------------------------
                                          Name:   Richard A. Barasch
                                          Title:  President and Chief Executive
                                                  Officer



Date:  May 7, 2004



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                                  EXHIBIT INDEX

  EXHIBIT NO.                       DESCRIPTION


   99.1 Press Release of Universal American Financial Corp., dated May 6, 2004, reporting Universal's financial results for the quarter ended March 31, 2004.







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